UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2021

TRIPLE-S MANAGEMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Puerto Rico	001-33865	66-0555678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Registrant’s telephone number, including area code: 787-749-4949

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico 00920
(Address of Principal Executive Offices and Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GTS	New York Stock Exchange (NYSE)

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 15, 2021, Triple-S Management Corporation (the “Company”) issued a press release announcing that Madeline Hernández-Urquiza, (i) Executive Vice President and Chief Operating Officer of the Company, (ii) President of Triple-S Salud, Inc., a Puerto Rico insurance company and managed care subsidiary of the Company and (iii) President of Triple-S Advantage, Inc., a Puerto Rico corporation and managed care subsidiary of the Company, will retire from her positions with the Company and its subsidiaries effective Octobre 31, 2021.

Item 8.01.	Other Events.

On September 15, 2021, the Company issued a press release announcing the retirement of Madeline Hernández-Urquiza, effective October 31, 2021. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) The following items are filed as exhibits to this report:

99.1 Press release of Triple-S Management Corporation, dated September 15, 2021 announcing the retirement of Madeline Hernández-Urquiza.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPLE-S MANAGEMENT CORPORATION

Date: September 15, 2021	By:	/s/ Roberto García Rodríguez
Name: Roberto García Rodríguez
Title: President and CEO